                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

--------------------------------------------------------------------------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 22, 2004


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                        (I.R.S. Employer Identification Number)




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Item 5. Other Events and Regulation FD Disclosure

         On April 22, 2004, Quest Diagnostics Incorporated (the "Company") announced that Surya N. Mohapatra, Ph. D., will be appointed President and Chief Executive Officer on May 4, 2004, the date of its 2004 Annual Meeting of Stockholders, completing the CEO succession plan announced in November 2003. In connection therewith, the Company entered into a letter agreement with Kenneth
W. Freeman, the Chairman and Chief Executive Officer, to implement certain amendments to the Amended and Restated Employment Agreement between Mr. Freeman and the Company dated January 1, 2003.

Item 7. Financial Statements and Exhibits

c. Exhibit

99.1 Press release of the Company dated April 22, 2004, announcing the completion of CEO transition on May 4, 2004.

99.2.1   Letter Agreement dated April 21, 2004 between the Company and Kenneth
         W. Freeman.






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


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            April 22, 2004

                                            QUEST DIAGNOSTICS INCORPORATED



                                            By: /s/ Michael. E. Prevoznik
                                               -------------------------------
                                                Michael E. Prevoznik
                                                Senior Vice President and
                                                General Counsel





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